RGA

# 4Q21 Earnings Presentation

February 4, 2022


THE SECURITY OF EXPERIENCE.
THE POWER OF INNOVATION.

Reinsurance Group of America, Incorporated

# Safe Harbor

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance and growth potential of the Company. Forward-looking statements often contain words and phrases such as "intend," "expect," "project," "estimate," "predict," "anticipate," "should," "believe" and other similar expressions. Forward-looking statements are based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.

The effects of the COVID-19 pandemic and the response thereto on economic conditions, the financial markets and insurance risks, and the resulting effects on the Company's financial results, liquidity, capital resources, financial metrics, investment portfolio and stock price, could cause actual results and events to differ materially from those expressed or implied by forward-looking statements. Further, any estimates, projections, illustrative scenarios or frameworks used to plan for potential effects of the pandemic are dependent on numerous underlying assumptions and estimates that may not materialize. Additionally, numerous other important factors (whether related to, resulting from or exacerbated by the COVID-19 pandemic or otherwise) could also cause results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: (1) adverse changes in mortality, morbidity, lapsation or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company's liquidity, access to capital and cost of capital, (4) changes in the Company's financial strength and credit ratings and the effect of such changes on the Company's future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in market value of assets subject to the Company's collateral arrangements, (7) action by regulators who have authority over the Company's reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent's status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company's current and planned markets, (10) the impairment of other financial institutions and its effect on the Company's business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company's investment securities or result in the impairment of all or a portion of the value of certain of the Company's investment securities, that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company's ability to make timely sales of investment securities, (14) risks inherent in the Company's risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company's investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company's dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (18) financial performance of the Company's clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors' responses to the Company's initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company's entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company's telecommunication, information technology or other operational systems, or the Company's failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse litigation or arbitration results, (26) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business and (28) other risks and uncertainties described in this document and in the Company's other filings with the Securities and Exchange Commission ("SEC").

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company's business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company's situation may change in the future. For a discussion of these risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A – "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, as may be supplemented by Item 1A – "Risk Factors" in the Company's subsequent Quarterly Reports on Form 10-Q.

# Use of Non-GAAP Financial Measures

RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA's management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company's continuing operations, primarily because that measure excludes substantially all of the effects of net investment-related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment, and are not necessarily indicative of the performance of the Company's underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform, and other items that management believes are not indicative of the Company's ongoing operations. The definition of adjusted operating income can vary by company and this measure is not considered a substitute for GAAP net income.

RGA uses a second non-GAAP financial measure called adjusted operating revenues as a basis for measuring performance. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives. The definition of adjusted operating revenues can vary by company and this measure is not considered a substitute for GAAP revenues.

Additionally, the Company evaluates its stockholders' equity position excluding the impact of accumulated other comprehensive income ("AOCI"), a non-GAAP financial measure. The Company believes it is important to evaluate its stockholders' equity position excluding the effect of AOCI because the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, changes in credit spreads on investment securities, and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Book value per share before the impact of AOCI is a non-GAAP financial measure that management believes is important in evaluating the balance sheet in order to exclude the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation.

Adjusted operating earnings per diluted share is a non-GAAP financial measure calculated as adjusted operating income divided by weighted average diluted shares outstanding. Adjusted operating return on equity is a non-GAAP financial measure calculated as adjusted operating income divided by average stockholders' equity excluding AOCI. Similar to adjusted operating income, management believes these non-GAAP financial measures better reflect the ongoing profitability and underlying trends of the Company's continuing operations. They also serve as a basis for establishing target levels and awards under RGA's management incentive programs.

Reconciliations of non-GAAP financial measures to the nearest GAAP financial measures are provided in the Appendix at the end of this presentation.

# Key Messages

## Strong Q4 underlying results; continued COVID-19 claim costs

- Q4 adjusted operating loss of $0.56[1] per diluted share included $3.95[2] per diluted share of COVID-19 impacts
- Trailing 12 months adjusted operating ROE of 0.8%[1] reflects 10.1%[2] of COVID-19 impacts
- Book value per share, excluding AOCI, increased 5% in 2021 to $139.53
- Strong Global Financial Solutions (GFS) earnings in all regions; record annual GFS earnings
- Strong organic new business activity, continuing recent momentum
- Favorable overall investment results; minimal impairments
- In-force capital deployment of $106 million for the quarter; an all-time high of $543 million for the full year
- $50 million of shares repurchased in the quarter; $96 million in the full year
- Excess capital of $1.3 billion

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity.

# Consolidated Results

## Pre-tax adjusted operating income[1]

- Q4 2021 results include $350 million of estimated COVID-19 impacts[2]
- Full year results include $1.4 billion of estimated COVID-19 impacts[2]



$ in millions
$99
$(36)
$627
$121
4Q20
4Q21
2020
2021

## Adjusted operating EPS[1]

- Q4 2021 estimated COVID-19 impacts[2] of $3.95[3] per diluted share
- Full year estimated COVID-19 impacts[2] of $15.20[3] per diluted share



$1.19
$(0.56)
$7.54
$1.13
4Q20
4Q21
2020
2021

## Trailing 12 month adjusted operating ROE[1]

- Estimated COVID-19 impacts[2] of 10.1%[3] on trailing 12 month adjusted operating ROE



5.7%
0.8%
2020
2021

RGA

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity.
[3] Tax effected at 24%.

# Q4 Results by Segment

| Pre-tax Adjusted Operating Income (Loss)[1] | 4Q21 Reported | 4Q21 COVID-19 Impact[2] | 4Q20 Reported | 4Q20 COVID-19 Impact[2] |
|---|---|---|---|---|
| U.S. and Latin America Traditional | $(215) | $(276) | $(89) | $(240) |
| U.S. and Latin America Asset-Intensive | $73 | - | $70 | - |
| U.S. and Latin America Capital Solutions | $25 | - | $23 | - |
| Canada Traditional | $29 | $(10) | $35 | $(4) |
| Canada Financial Solutions | $5 | $1 | $8 | $5 |
| EMEA Traditional | $(68) | $(61) | $(13) | $(18) |
| EMEA Financial Solutions | $70 | - | $41 | $2 |
| APAC Traditional | $57 | $(4) | $25 | $(19) |
| APAC Financial Solutions | $29 | - | $23 | - |
| Corporate & Other | $(41) | - | $(24) | $15 |
| Total | $(36) | $(350) | $99 | $(259) |

- **U.S. and Latin America:** Traditional results reflected COVID-19 claim costs, excess individual mortality claims believed to be directly or indirectly COVID-19-related, and higher variable investment income; U.S. Individual Health results were favorable; Asset-Intensive results reflected favorable overall experience and higher variable investment income
- **Canada:** Traditional results reflected unfavorable individual life mortality experience including COVID-19 claim costs; Financial Solutions results reflected favorable longevity experience
- **EMEA:** Traditional results reflected COVID-19 claim costs primarily in South Africa and the U.K., and excess mortality claims believed to be directly or indirectly COVID-19-related in South Africa; Financial Solutions results reflected favorable longevity experience
- **APAC:** Traditional results reflected favorable underwriting experience and a small profit in Australia; Financial Solutions results reflected favorable experience and growth in new business
- **Corporate:** Losses were higher than the quarterly average run rate, primarily due to higher general expenses

RGA

[1] $ in millions. Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity; includes claims incurred but not reported (IBNR). 4Q20 amounts include updated cause-of-death reporting and expense savings.

# Full Year Results by Segment

| Pre-tax Adjusted Operating Income (Loss)[1] | 2021 Reported | 2021 COVID-19 Impact[2] | 2020 Reported | 2020 COVID-19 Impact[2] |
|---|---|---|---|---|
| U.S. and Latin America Traditional | $(546) | $(852) | $(287) | $(564) |
| U.S. and Latin America Asset-Intensive | $341 | $13 | $253 | - |
| U.S. and Latin America Capital Solutions | $93 | - | $94 | - |
| Canada Traditional | $130 | $(60) | $140 | $(17) |
| Canada Financial Solutions | $15 | $3 | $21 | $6 |
| EMEA Traditional | $(239) | $(266) | $27 | $(68) |
| EMEA Financial Solutions | $257 | $38 | $242 | $32 |
| APAC Traditional | $(10) | $(238) | $174 | $(18) |
| APAC Financial Solutions | $93 | - | $54 | - |
| Corporate & Other | $(13) | - | $(91) | $39 |
| Total | $121 | $(1,362) | $627 | $(590) |

- Underlying consolidated results for the year were strong, absorbing $1.4 billion of estimated COVID-19-related impacts[2]
- Global Financial Solutions achieved record annual profits

RGA

[1] $ in millions. Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity; includes claims incurred but not reported (IBNR). 2020 amounts include updated cause-of-death reporting and expense savings.

# Q4 Premiums by Segment

| Premiums[1] | 4Q21 | 4Q20 | % Change |
|---|---|---|---|
| U.S. and Latin America Traditional | $1,697 | $1,591 | 6.7% |
| U.S. and Latin America Asset-Intensive | $13 | $13 | - |
| Canada Traditional | $324 | $284 | 14.1% |
| Canada Financial Solutions | $22 | $21 | 4.8% |
| EMEA Traditional | $435 | $442 | (1.6)% |
| EMEA Financial Solutions | $91 | $84 | 8.3% |
| APAC Traditional | $773 | $785 | (1.5)% |
| APAC Financial Solutions | $52 | $40 | 30.0% |
| Total | $3,407 | $3,260 | 4.5% |

- Premium growth of 4.5%
- U.S. and Latin America premium growth included a one-time restructure of an existing treaty and new in-force transactions
- Canada premiums reflected new business growth and positive foreign exchange impacts
- EMEA reflected new business growth across most countries and positive foreign exchange impacts; year-ago period included a one-time benefit from a large, in-force treaty
- APAC premiums reflected catch-up in the year-ago period, solid organic growth in Asia; Australia premiums were down 4%

RGA

[1] $ in millions.

# Full Year Premiums by Segment

| Premiums[1] | 2021 | 2020 | % Change |
|---|---|---|---|
| U.S. and Latin America Traditional | $6,244 | $5,838 | 7.0% |
| U.S. and Latin America Asset-Intensive | $55 | $53 | 3.8% |
| Canada Traditional | $1,194 | $1,052 | 13.5% |
| Canada Financial Solutions | $90 | $83 | 8.4% |
| EMEA Traditional | $1,738 | $1,555 | 11.8% |
| EMEA Financial Solutions | $350 | $252 | 38.9% |
| APAC Traditional | $2,624 | $2,681 | (2.1)% |
| APAC Financial Solutions | $218 | $180 | 21.1% |
| Total | $12,513 | $11,694 | 7.0% |

- Premium growth of 7.0%
- U.S. and Latin America premium growth included a one-time restructure of an existing treaty
- Canada premiums reflected new business growth and positive foreign exchange impacts
- EMEA reflected strong new business growth across most countries and positive foreign exchange impacts
- APAC premiums reflected a catch-up in the year-ago period, solid organic growth in Asia; Australia premiums were down 14%

[1] $ in millions.

# Non-Spread Investment Results

## Investment yield[1]

- Steady income supported by portfolio allocation
- Variable investment income supported by real estate joint venture and limited partnership realizations

## New money rates[2]

- Quarterly rate reflected public/private mix and USD and non-USD mix



Investment Yield1
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.20%
5.67%
4.52%
4.64%
4.95%
4.70%
4Q20
1Q21
2Q21
3Q21
4Q21
Reported
Ex LP Accounting Correction



New Money Rates2
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.79%
3.35%
3.50%
3.70%
3.31% 3
4Q20
1Q21
2Q21
3Q21
4Q21

RGA

[1] On an amortized cost basis, excluding spread business. 4.52% does not include correction of accounting for LP investments from prior periods; includes current period activity.
[2] Excludes cash, cash equivalents, and U.S. Treasury notes purchased.
[3] New money rate 3.31% excluding FABN purchases.

# Capital and Liquidity

## Capital

- Strong balance sheet with a stable capital mix over time
- Excess capital position of $1.3 billion at Q4 2021



$ in billions
$10.3
$10.6
$11.4
$12.6
$13.0
2017
2018
2019
2020
2021
Shareholders' Equity ex-AOCI[1]
Debt
Hybrids

## Leverage ratios

- Consistent leverage ratios within our targeted ranges
- Leverage ratios maintained as the balance sheet grows



16.2%
27.1%
15.7%
26.3%
16.3%
26.0%
19.5%
28.4%
15.7%
28.1%
2017
2018
2019
2020
2021
Debt to Total Capital
Debt + Hybrids to Total Capital

## Ample liquidity

- Holding a high level of liquidity throughout 2021; continuing gradual reduction
- Access to $850 million syndicated credit facility and other sources



$ in billions
$1.3
$1.9
$1.4
$3.4
$2.9
2017
2018
2019
2020
2021
Cash and Cash Equivalents

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

# Balanced Capital Management

## Efficient deployment

- Strong capital deployment in 2021
- Success over time in deploying capital into in-force blocks



$ in millions
$865
$708
$833
$494
$370
$441
$465
$543
$159
$226
$284
$153
$80
$96
$27
$117
$140
$163
$182
$194
2017
2018
2019
2020
2021
Shareholder Dividends
Share Buybacks
In-Force Blocks

## Balanced approach

- Priority to deploy capital into organic growth and in-force block transactions
- Return to shareholders through dividends and share repurchases

2017-2021 Excess Capital Deployed



24%
20%
56%
Shareholder Dividends
Share Buybacks
In-Force Blocks

Effective and balanced capital deployment and capital management over time

RGA

# U.S. General Population Mortality

## Elevated Q4 COVID-19 and Non-COVID-19 excess population deaths


Excess Population Deaths[1]
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
3Q21
4Q21
COVID-19
Excess Non-COVID-19


Proportion of COVID-19 Population Deaths Below Age 65[2]
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21

- COVID-19 population deaths increased in Q4
- Non-COVID-19 excess population deaths in Q4 lower as compared to Q3 but still material
- Proportion of COVID-19 population deaths at ages below 65 lower than Q3 peak, but still higher than earlier waves at 34% in Q4

[1] Data from CDC NCHS website as of 1/19/2022. Source: https://www.cdc.gov/nchs/nvss/vsrr/covid19/excess_deaths.htm. Excludes certain states for recent weeks due to limitations in data quality.
[2] Data as of 1/26/2022. Source: https://www.cdc.gov/nchs/nvss/vsrr/covid_weekly/index.htm#SexAndAge.

RGA

# U.S. Individual Mortality Claims Experience

## Higher Q4 mortality driven by increased general population deaths

- COVID-19 claim costs estimated at $247 million, within our expected range of $10 million to $20 million pre-tax for every additional 10,000 general population deaths
- Lower average COVID-19 claim size, in line with pre-3Q21 levels
- Full year COVID-19 claim costs estimated at $777 million are in line with our expected range based on general population deaths
- Non-COVID-19 excess claim costs reflect a higher frequency of claims consistent with the level of general population excess deaths, the majority of which we believe to be directly or indirectly COVID-19-related

# Additional Q4 COVID-19 Claims Experience

- South Africa estimated COVID-19 claim costs
  - Approximately half of the impact due to adverse development from Q3
  - Remainder of Q4 experience reflecting lower general population deaths
- U.S. Group estimated COVID-19 claims costs primarily from healthcare business
- The U.K. and Canada Q4 claims experience increased from Q3 experience, consistent with higher general population deaths in both markets
- India Q4 general population deaths declined from Q3 and favorable prior quarter claims development largely offset Q4 experience

| | Estimated COVID-19 Claim Costs[1] |
|---|---|
| South Africa | $35 |
| U.S. Group | $25 |
| U.K. | $21 |
| Canada | $10 |
| India | $1 |
| Other | $12 |

RGA

[1] $ in millions.

# Q1 2022 COVID-19 Mortality Expectations

- Uncertainty persists due to the developing nature of the Omicron variant
  - Clear evidence that it is more infectious than previous variants
  - Preliminary data is promising and indicates material reduction in severity of outcomes
- Near term expectation is for elevated claims in Q1 given the level of general population deaths observed so far in January
  - Northern hemisphere flu season developing to be favorable as compared to a typical year
- No change to the U.S., U.K. and Canada COVID-19 expected ranges
  - Recent UK and Canada results above high end of our expected range, but on relatively low population deaths
  - Will review our expected ranges as Omicron data develops over the course of Q1

# Long-term Business, Long-term Success

- Demonstrated value from diversification of earnings sources and global platform
- Consistent book value growth over time, in a range of environments
- Investment strategy balances risk and return to weather cycles
- Effective and balanced capital management approach

## Book Value per Share (ex-AOCI)[1] Total Return Growth[2]



10.3% CAGR
10.7% CAGR
10.4% CAGR
5.9% CAGR
$36.59
$57.25
$92.59
$124.39
$139.53
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

[1] Please refer to "Reconciliations of Non-GAAP Measures" in Appendix.
[2] CAGR growth of book value per share ex-AOCI plus dividends.

# APPENDIX

RGA



# Investment Portfolio

- Diversification and strong underwriting are core to our investment strategy
- 94.0% investment grade
- Top 10 corporate credits comprise less than 4% of portfolio
- Portfolio benefits from broad platform and opportunity set
- Reduced public high yield because of relative value of other opportunities


Asset Allocation[2]
Investment Grade Bonds
High Yield Bonds
Equity Securities
Mortgage Loans on Real Estate
Policy loans
Funds Withheld at Interest
Short-Term/Cash Equivalents
Other Invested Assets
$81.5B
70.1%
4.5%
0.2%
7.7%
1.5%
8.5%
3.7%
3.8%


Fixed Maturity Securities Credit Rating Distribution[1,2]
AAA/AA/A
BBB
BB
<BB
$60.7B
60.5%
33.5%
4.4%
1.6%

Our investment strategy balances risk and return to build a portfolio to weather cycles

[1] Percentages based on fair market value. The rating agency designation includes all "+" or "-" at that rating level (e.g. "BBB" includes "BBB+", "BBB", and "BBB-").
[2] As of December 31, 2021.

RGA

# Commercial Mortgage Loans (CML)

- Team has managed through multiple real estate cycles; robust infrastructure to protect value in times of stress
  - Portfolio underwriting metrics provide significant downside support
  - Loan-to-value (less than 57%); significant borrower equity ahead of our investment
  - Debt service coverage (greater than 1.8x); predictable income stream to make debt service payments
  - Well-laddered maturity profile coupled with amortization reduces maturity default risk
  - Average loan balance ~$10 million

Commercial Mortgage Investment by Property Type[1]

Commercial Mortgage Investment by NAIC Rating[1]



4.6%
3.4%
12.6%
26.7%
$6.3B
19.7%
33.0%
Office
Retail
Industrial
Multi-Family
Hotel
Other
1.6%
0.6%
26.3%
$6.3B
71.5%
CM 1
CM 2
CM 3
CM 4

Well-diversified by geography and property type

[1] As of December 31, 2021.

RGA

# Pre-tax Income (Loss) Reconciliation

| | 4Q21 | 4Q20 |
|---|---|---|
| Pre-tax income[1] | $ 57 | 169 |
| Investment-related | | |
| Change in allowance for credit losses and impairments | 10 | 3 |
| Net gains/losses on sale of fixed maturity securities | (16) | (27) |
| Change in market value of equity securities and other | (15) | 14 |
| Derivative-related | | |
| GMXBs[2] (net of hedging and DAC) | (10) | 4 |
| Other embedded derivatives (net of DAC) | (19) | (27) |
| Change in market value of other derivative instruments | (13) | (34) |
| Tax-related items and other | (30) | (3) |
| Pre-tax adjusted operating income (loss) | $ (36) | 99 |

- Modest increase in investment impairments; decreased valuation allowance on the commercial mortgage loan portfolio to reflect the updated economic outlook
- Net gains on sale of fixed maturity securities associated with portfolio repositioning
- Change in market value of equity securities and other includes changes in value of limited partnerships
- Change in GMXBs was driven primarily by change in the Company's own credit risk
- Change in income from other embedded derivatives was primarily due to asset accretion offset by changes in credit spreads
- Other derivative instruments are primarily comprised of non-qualifying hedges and credit derivatives
- Tax-related items and other includes an interest benefit related to the release of an uncertain tax liability

[1] $ in millions.
[2] GMXBs are policy riders that provide a specified guaranteed minimum benefit. Examples include Guaranteed Minimum Withdrawal Benefits and Guaranteed Minimum Income Benefits.

# Reconciliations of Non-GAAP Measures

| Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income | | | | |
|---|---|---|---|---|
| In millions | 4Q20 | 4Q21 | YTD 2020 | YTD 2021 |
| **U.S. & Latin America Traditional** | | | | |
| GAAP pre-tax income (loss) | $ (92) | $ (211) | $ (298) | $ (540) |
| Change in MV of embedded derivatives [1] | 3 | (4) | 11 | (6) |
| Pre-tax adjusted operating income | $ (89) | $ (215) | $ (287) | $ (546) |
| **U.S. & Latin America Asset-Intensive** | | | | |
| GAAP pre-tax income | $ 96 | $ 93 | $ 201 | $ 422 |
| Capital (gains) losses, derivatives and other, net [1] | 72 | 30 | 11 | (2) |
| Change in MV of embedded derivatives [1] | (98) | (50) | 41 | (79) |
| Pre-tax adjusted operating income | $ 70 | $ 73 | $ 253 | $ 341 |
| **U.S. & Latin America Capital Solutions** | | | | |
| GAAP pre-tax income | $ 23 | $ 25 | $ 94 | $ 93 |
| Pre-tax adjusted operating income | $ 23 | $ 25 | $ 94 | $ 93 |
| **Canada Traditional** | | | | |
| GAAP pre-tax income | $ 37 | $ 28 | $ 134 | $ 128 |
| Capital (gains) losses, derivatives and other, net | (2) | 1 | 6 | 2 |
| Pre-tax adjusted operating income | $ 35 | $ 29 | $ 140 | $ 130 |
| **Canada Financial Solutions** | | | | |
| GAAP pre-tax income | $ 8 | $ 5 | $ 21 | $ 15 |
| Pre-tax adjusted operating income | $ 8 | $ 5 | $ 21 | $ 15 |
| **EMEA Traditional** | | | | |
| GAAP pre-tax income | $ (13) | $ (68) | $ 27 | $ (239) |
| Pre-tax adjusted operating income | $ (13) | $ (68) | $ 27 | $ (239) |
| **EMEA Financial Solutions** | | | | |
| GAAP pre-tax income | $ 38 | $ 75 | $ 258 | $ 303 |
| Capital (gains) losses, derivatives and other, net | 3 | (5) | (16) | (46) |
| Pre-tax adjusted operating income | $ 41 | $ 70 | $ 242 | $ 257 |

[1] Net of DAC offset

RGA

# Reconciliations of Non-GAAP Measures

| Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income | | | | |
|---|---|---|---|---|
| In millions | 4Q20 | 4Q21 | YTD 2020 | YTD 2021 |
| **Asia Pacific Traditional** | | | | |
| GAAP pre-tax income | $ 25 | $ 57 | $ 174 | $ (10) |
| Pre-tax adjusted operating income | $ 25 | $ 57 | $ 174 | $ (10) |
| | | | | |
| **Asia Pacific Financial Solutions** | | | | |
| GAAP pre-tax income (loss) | $ 48 | $ 33 | $ 59 | $ 98 |
| Capital (gains) losses, derivatives and other, net | (25) | (4) | (5) | (5) |
| Pre-tax adjusted operating income | $ 23 | $ 29 | $ 54 | $ 93 |
| | | | | |
| **Corporate and Other** | | | | |
| GAAP pre-tax income (loss) | $ (1) | $ 20 | $ (117) | $ 421 |
| Capital (gains) losses, derivatives and other, net | (23) | (61) | 26 | (434) |
| Pre-tax adjusted operating loss | $ (24) | $ (41) | $ (91) | $ (13) |
| | | | | |
| **RGA Consolidated** | | | | |
| GAAP pre-tax income | $ 169 | $ 57 | $ 553 | $ 691 |
| Capital (gains) losses, derivatives and other, net [1] | 25 | (39) | 22 | (485) |
| Change in MV of embedded derivatives [1] | (95) | (54) | 52 | (85) |
| Pre-tax adjusted operating income | $ 99 | $ (36) | $ 627 | $ 121 |
| | | | | |
| GAAP net income | $ 132 | $ 156 | $ 415 | $ 617 |
| Capital (gains) losses, derivatives and other, net [1] | 13 | (144) | 15 | (428) |
| Change in MV of embedded derivatives [1] | (64) | (50) | 66 | (112) |
| Adjusted operating income | $ 81 | $ (38) | $ 496 | $ 77 |

[1] Net of DAC offset

| Reconciliation of earnings-per-share to adjusted operating earnings-per-share | | | | |
|---|---|---|---|---|
| Diluted share basis | 4Q20 | 4Q21 | YTD 2020 | YTD 2021 |
| Earnings-per-share | $ 1.94 | $ 2.30 | $ 6.31 | $ 9.04 |
| Capital (gains) losses, derivatives and other, net [1] | 0.18 | (2.13) | 0.22 | (6.26) |
| Change in MV of embedded derivatives [1] | (0.93) | (0.73) | 1.01 | (1.65) |
| Adjusted operating earnings-per-share | $ 1.19 | $ (0.56) | $ 7.54 | $ 1.13 |

[1] Net of DAC offset

RGA

# Reconciliations of Non-GAAP Measures

**Reconciliation of GAAP stockholders' equity to stockholders' equity excluding AOCI**

| In millions | 2017 | 2018 | 2019 | 2020 | 2021 |
|---|---|---|---|---|---|
| GAAP stockholders' equity | $ 9,569.5 | $ 8,450.6 | $ 11,601.7 | $ 14,352.0 | $ 13,014.0 |
| Less: Unrealized appreciation of securities | 2,200.7 | 856.2 | 3,298.5 | 5,500.0 | 3,701.0 |
| Less: Accumulated currency translation adjustments | (86.4) | (168.7) | (91.6) | (69.0) | (9.0) |
| Less: Unrecognized pension and post retirement benefits | (50.7) | (50.7) | (69.8) | (72.0) | (50.0) |
| Stockholders' equity excluding AOCI | $ 7,505.9 | $ 7,813.8 | $ 8,464.6 | $ 8,993.0 | $ 9,372.0 |
| | | | | | |
| GAAP stockholders' average equity | $ 8,030.2 | $ 8,841.9 | $ 10,391.0 | $ 12,204.0 | $ 13,157.0 |
| Less: Unrealized appreciation of securities | 1,749.8 | 1,360.9 | 2,481.0 | 3,771.0 | 4,030.0 |
| Less: Accumulated currency translation adjustments | (141.8) | (120.8) | (137.0) | (153.0) | (37.0) |
| Less: Unrecognized pension and post retirement benefits | (43.6) | (50.8) | (56.0) | (75.0) | (68.0) |
| Stockholders' average equity excluding AOCI | $ 6,465.8 | $ 7,652.6 | $ 8,103.0 | $ 8,661.0 | $ 9,232.0 |

**Reconciliation of trailing twelve months of consolidated net income to adjusted operating income and related return on equity (ROE)**

| | 4Q20 | | 4Q21 | |
|---|---|---|---|---|
| Trailing twelve months | Income | ROE | Income | ROE |
| Net income | $ 415 | 3.4% | $ 617 | 4.7% |
| Reconciliation to adjusted operating income: | | | | |
| Capital (gains) losses, derivatives and other, net | 7 | | (365) | |
| Change in fair value of embedded derivatives | 59 | | (115) | |
| Deferred acquisition cost offset, net | (6) | | 30 | |
| Tax expense on uncertain positions | 21 | | (90) | |
| Adjusted operating income | $ 496 | 5.7% | $ 77 | 0.8% |

**Reconciliation of book value per share to book value per share excluding AOCI**

| | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 |
|---|---|---|---|---|---|---|---|---|
| Book value per share | $ 43.64 | $ 48.70 | $ 33.54 | $ 49.87 | $ 64.96 | $ 79.31 | $ 93.47 | $ 83.87 |
| Less: Effect of unrealized appreciation of securities | 5.46 | 5.05 | (7.62) | 1.43 | 8.88 | 19.35 | 25.40 | 11.59 |
| Less: Effect of accumulated currency translation adjustments | 1.77 | 3.43 | 0.35 | 2.80 | 3.48 | 3.13 | 3.62 | 2.93 |
| Less: Effect of unrecognized pension and post retirement benefits | (0.18) | (0.14) | (0.20) | (0.22) | (0.20) | (0.42) | (0.50) | (0.31) |
| Book value per share excluding AOCI | $ 36.59 | $ 40.36 | $ 41.01 | $ 45.86 | $ 52.80 | $ 57.25 | $ 64.95 | $ 69.66 |

Periods prior to 2006 not restated for 2012 DAC accounting change.

| | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 |
|---|---|---|---|---|---|---|---|---|
| Book value per share | $ 102.13 | $ 94.09 | $ 110.31 | $ 148.48 | $ 134.53 | $ 185.17 | $ 211.19 | $ 193.75 |
| Less: Effect of unrealized appreciation of securities | 23.63 | 14.35 | 21.07 | 34.14 | 13.63 | 52.65 | 80.94 | 55.09 |
| Less: Effect of accumulated currency translation adjustments | 1.19 | (2.78) | (2.68) | (1.34) | (2.69) | (1.46) | (1.02) | (0.13) |
| Less: Effect of unrecognized pension and post retirement benefits | (0.72) | (0.71) | (0.67) | (0.78) | (0.80) | (1.12) | (1.06) | (0.74) |
| Book value per share excluding AOCI | $ 78.03 | $ 83.23 | $ 92.59 | $ 116.46 | $ 124.39 | $ 135.10 | $ 132.33 | $ 139.53 |